PROJECT PROFILE
One Southside Minneapolis, MN

THE PROJECT:	Building America CDE is helping to finance the $28.0 million new construction of the One Southside project in Minneapolis, MN. The new 30,950-square-foot Health Center Facility will allow Southside, a Federally Qualified Health Center (FQHC), to provide affordable access to primary medical, dental, vision, imaging, and behavioral health care to low-income individuals in Minneapolis’ East Lake Street Corridor, a medically underserved community. The state-of-the-art building will allow Southside to grow its patient base and extend hours of operations, while expanding and providing services such as a diagnostic laboratory, radiology, and a mammography suite, centralizing comprehensive service offerings in one location.

Southside Community Health Service, Inc, the project sponsor, is a Minnesota not-for-profit corporation. This new facility will allow Southside, currently operating from two small inadequate facilities, to centralize their services and serve over 19,500 unique low-income patients and a total of approximately 67,600 patient visits annually.

FINANCING:	Financing for the $28.0 million One Southside project includes $20 million in New Markets Tax Credits (NMTC), of which $5.0 million was allocated by Building America CDE, Inc.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | One Southside - Minneapolis, MN

“Through its investments in union-built affordable housing, the AFL-CIO Housing Investment Trust (HIT) has built deep roots in the City of Minneapolis and across the state of Minnesota. We are excited to see the HIT, through its subsidiary Building America CDE, expand its investments in Minneapolis through its allocation of New Market Tax Credits to the new One Southside FQHC in the East Lake Street corridor of the city. The One Southside project will greatly improve access to critical healthcare services for Minneapolitans in need while creating union construction jobs for our skilled workforce.””

- Dan McConnell
President, Minnesota Building Trades

COMMUNITY IMPACT:	Southside is currently operating in two small clinics, including in an old school building with an inadequate layout that doesn’t allow for the much-needed expansion. By consolidating its services in the new facility, Southside will be able to provide affordable access to primary medical, dental, vision and behavioral health care to over 19,500 unique patients (100% low-income) and a total of over 67,600 patient visits annually. The facility will be the only FQHC in Minneapolis’ East Lake Street corridor, a medically underserved community.

The project has received strong support at the state and local level. Donors and Partners include Allina Health, Otto Bremer Trust, UCare, Minnesota Department of Health, Minneapolis Health Department, Lake Street Council and the Health Resources and Services Administration.

The construction of One Southside’s new facility is expected to create 106 union construction jobs and create/retain 122 permanent jobs. In addition to providing quality care to those who need it most, 65% of permanent jobs will be accessible jobs; including people with lower levels of formal education and people who face other barriers to employment.

Using NMTCs enabled Southside to secure low-cost financing to complete its capital stack, making the construction of a new, state of the art medical facility possible – something that would not have been feasible otherwise.

ABOUT BUILDING AMERICA:	Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $280 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments.

12/2024	1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com